UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022

FRANKLIN ELECTRIC CO., INC.
(Exact name of registrant as specified in its charter)

Indiana	0-362	35-0827455
(State of incorporation)	(Commission File Number)	(IRS employer identification no.)

9255 Coverdale Road
Fort Wayne,	Indiana	46809
(Address of principal executive offices)		(Zip code)

(260) 824-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.10 par value	FELE	NASDAQ Global Select Market
(Title of each class)	(Trading symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

    On May 11, 2022, Franklin Electric Co., Inc. (the "Company") entered into Amendment No. 1 to the Fourth Amended and Restated Credit Agreement among the Company, Franklin Electric B.V., a Netherlands private company with limited liability (“Franklin B.V”, and together with the Company, collectively, the “Borrowers”), JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, and Bank of America, N.A., as Syndication Agent, and the lenders identified therein (the “Fourth Amended and Restated Credit Agreement”).

Under Amendment No. 1, among other changes, total commitments from lenders under the revolving credit facility governed by the Fourth Amended and Restated Credit Agreement was increased to $350,000,000 from $250,000,000. Amendment No. 1 also replaced the LIBOR benchmark provisions in the Fourth Amended and Restated Credit Agreement with SOFR benchmark provisions.

The Amendment No. 1 to the Fourth Amended and Restated Credit Agreement is subject to a number of conditions, and the description of the Amendment No 1. herein is qualified in its entirety and is incorporated herein by reference to Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits

    (d) Exhibits:

Exhibit Number	Description
10.1
Amendment No. 1 dated May 11, 2022 to the Fourth Amended and Restated Credit Agreement, dated May 13, 2021, by and among Franklin Electric Co., Inc., Franklin Electric B.V., JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent, and the lenders identified therein

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRIC CO., INC.
(Registrant)

Date: May 11, 2022	By	/s/ Jeffery L. Taylor
Jeffery L. Taylor
Vice President, Chief Financial Officer
(Principal Financial and Accounting Officer)